Intangible Assets	3 Months Ended
Mar. 31, 2022
Intangible Assets
Intangible Assets

Note 6 - Intangible Assets

	March 31,		December 31,
(SEK in thousands)	2022	2021	2021
Cost at opening balance	427,393	418,825	418,825
Acquisition license	—	—	16,066
Exchange difference on translation	1,533	8,029	(7,498)
Cost at closing balance	428,926	426,854	427,393

Amortisation and impairment at closing balance	(27,975)	—	(27,975)

Net book value	400,951	426,854	399,418

Intangible assets consist of licenses and similar rights of SEK 363.6 million and goodwill of SEK 37.4 million as of March 31, 2022. As of March 31, 2021, intangible assets consist of licenses and similar rights of SEK I completed 388.1 million and goodwill of SEK 38.7 million.